                                                                   EXHIBIT 10.14

                              EMPLOYMENT AGREEMENT

          Employment Agreement (the "Agreement") dated as of December 12, 1997, by and between Synetic, Inc., a Delaware corporation (the "Company"), and Kim A. Davis ("Executive").

                                R E C I T A L S
                                ---------------

          In consideration of the mutual covenants in this Agreement, the parties agree as follows:

          1.   Effectiveness of Agreement and Employment
               -----------------------------------------

          1.1  Effectiveness of Agreement.  This Agreement shall become
               --------------------------
effective as of the date hereof.

          1.2  Employment by the Company.  The Company hereby employs Executive
               -------------------------
as Senior Vice President of the Company as of the Employment Commencement Date (as defined in Section 3 below) and Executive hereby accepts such employment with the Company. Executive shall report to, and perform such duties and services for the Company and its subsidiaries and affiliates (collectively, "Affiliates") as may be designated from time to time by, the President and Chief Executive Officer of the Company. Executive shall use his best and most diligent efforts to promote the interests of the Company and the Affiliates, and shall devote all of his business time and attention to his employment under this Agreement and under the Employment Agreement between the Executive and Porex Corporation ("Porex") dated as of the date hereof (the "Porex Employment Agreement").

          1.3  Restrictive Covenants.  Section 6 of the Porex Employment
               ---------------------
Agreement is incorporated by reference in its entirety as if it were set forth herein.

          2.   Compensation and Benefits.
               -------------------------

          2.1  Salary.  Company shall pay Executive for services during the
               ------

Employment Period a base salary at the annual rate of $100,000. Such base salary shall be reviewed no less frequently than annually and may be increased in the sole discretion of the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board. Such base salary shall be payable in equal installments, no less frequently than monthly, pursuant to the Company's customary payroll policies in force at the time of payment, less any required or authorized payroll deductions.

          2.2  Other Benefits.  Except as specified by Section 2.1 and Section
               --------------
5, the Executive shall not be entitled to receive any additional compensation or benefits pursuant to this Agreement.

          3.   Employment Period.
               -----------------

          Executive's employment under this Agreement shall commence on January 1, 1998 (the "Employment Commencement Date"), and shall terminate on the fifth anniversary thereof (the "Employment Period"), unless terminated earlier pursuant to Section 4. Unless written notice of either party's desire to terminate the Employment Period has been given to the other party prior to the expiration of the Employment Period (or any one-month renewal thereof contemplated by this sentence), the Employment Period shall be automatically renewed for successive one-month periods.

          4.   Termination.
               -----------

          4.1  Termination of the Porex Employment Agreement.  The Employment
               ---------------------------------------------
Period shall terminate immediately upon the termination of the Porex Employment Agreement. The reason specified for the termination of the Porex Employment Agreement shall apply equally to the termination of this Agreement and will have the consequences set forth below.

          4.2  Termination by the Company for Cause.  Upon a termination of the
               ------------------------------------
Employment Period for Cause (as defined in the Porex Employment Agreement), the Company shall have no obligation to the Executive other than the payment of Executive's earned and unpaid salary to the effective date of such termination.

          4.3  Death and Disability.  In the event of the termination of the
               --------------------
Employment Period as a result of the (i) the death of the Executive or (ii) the Executive becoming ill, mentally or physically disabled, or otherwise incapacitated so as to be unable to regularly perform the duties of his position for a period in excess of 90 consecutive days or more than 120 days in any consecutive twelve-month period, the Company shall have no obligation to the Executive or the Executive's estate other than a continuation of his base salary (at a rate equal to 100% of the rate in effect at the time of such termination) for a period of two years following the date of termination, payable in accordance with the third sentence of Section 2.1; provided, however, that such salary continuation and payments shall end on the occurrence of any circumstance or event that would constitute Cause, including, without limitation, a breach of the covenants contained in Section 6 of the Porex Employment Agreement and incorporated by reference herein.

          4.4  Resignation by the Executive.
               ----------------------------

          (a) If the Executive terminates his employment during the Employment Period for any reason (except as set forth below in Section 4.4(b)), the Company shall have no obligation to the Executive other than the payment of the Executive's earned and unpaid salary to the effective date of such termination.

          (b) If the Executive terminates his employment with Porex in accordance with Section 4.3(b) of the Porex Employment Agreement, the Executive shall be entitled to receive amounts under Section 4.5 hereof as if the Company had terminated the Executive's employment without Cause.

          4.5  Termination by the Company Without Cause.  If the Employment
               ----------------------------------------
Period is terminated by the Company without Cause, the Company shall have no obligation to the Executive other than a continuation of his base salary (at a rate equal to 100% of the rate in effect at the time of such termination) for a period of two years following the date of termination, payable in accordance with the third sentence of Section 2.1; provided, however, that such salary continuation shall end on the occurrence of any circumstance or event that would constitute Cause, including, without limitation, a breach of the covenants contained in Section 6 of the Porex Employment Agreement and incorporated by reference herein. The expiration of the Employment Period, pursuant to Section 3, shall not be considered a termination without Cause.

          4.6  Termination Following an IPO of Porex Corporation.  At the
               --------------------------------------------------
election of the Company, the Employment Period shall terminate at any time following the occurrence of an initial public offering of common equity securities of Porex. In the event of such a termination, the Company shall have no obligation to the Executive other than the payment of the Executive's earned and unpaid salary to the effective date of such termination.

          4.7  Liquidated Damages.  Executive acknowledges that any payments
               ------------------
under Section 4.5 resulting from a termination of the Employment Period by the Company without Cause are in lieu of any and all claims that the Executive may have against the Company or any of its Affiliates other than under the Porex Employment Agreement or benefits under the Company's employee benefit plans that by their terms survive termination of employment (including, the Option Agreements (as defined below)) and benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and represent liquidated damages (and not a penalty).

          5.   Options.  Executive has been granted options ("Options") to
               -------
purchase shares of the Company's common stock, par value $.01 per share, subject to the approval of the Company's stockholders of the amendment and restatement of the Company's 1989 Class B Stock Option Plan (the "Amended and Restated Class B Plan") pursuant to stock option agreements substantially in the form attached hereto as Exhibits A and B (the "Option Agreements"). The terms and conditions of such Options shall be governed by the Option Agreements and the Amended and Restated Class B Plan.

          6.   Notices.  Any notice or communication given by either party
               -------
hereto to the other shall be in writing and personally delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

          (a)  if to the Company:

               Synetic, Inc.
               669 River Drive
               Elmwood Park, New Jersey 07407-1361
               Telecopier No.: (212) 703-3401
               Attn: President and Chief Executive Officer

          (b) if to the Executive, to the address set forth on the signature page hereof.


Any notice shall be deemed given when actually delivered to such address, or two days after such notice has been mailed or sent by overnight courier, whichever comes earliest. Any person entitled to receive notice may designate in writing, by notice to the other, such other address which notices to such person shall thereafter be sent.

          7.   Miscellaneous.
               -------------

          7.1  Entire Agreement.  This Agreement together with the Porex
               ----------------
Employment Agreement and the Option Agreements contain the entire understanding of the parties in respect of its subject matter and supersede upon its effectiveness all other prior agreements and understandings between the parties with respect to such subject matter.

          7.2  Amendment; Waiver.  This Agreement may not be amended,
               -----------------
supplemented, canceled or discharged, except by written instrument executed by the party affected thereby. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof. No waiver of any breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision.

          7.3  Binding Effect; Assignment.  The rights and obligations of this
               --------------------------
Agreement shall bind and inure to the benefit of any successor of the Company by reorganization, merger or consolidation, or any assignee of all or substantially all of the Company's business and properties. Executive's rights or obligations under this Agreement may not be assigned by the Executive, except that the right specified in Section 4.3 shall pass upon the Executive's death to Executive's executor or administrator.

          7.4  Headings.  The headings contained in this Agreement are for
               --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          7.5  Governing Law; Interpretation.  This Agreement shall be construed
               -----------------------------
in accordance with and governed for all purposes by the laws and public policy (other than conflict of laws principles) of the State of New Jersey, applicable to contracts executed and to be wholly performed within such State.

          7.6  Further Assurances.  Each of the parties agrees to execute,
               ------------------
acknowledge, deliver and perform, and cause to be executed, acknowledged, delivered and performed, at any time and from time to time, as the case may be, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary to carry out the provisions or intent of this Agreement.

          7.7  Severability.  The parties have carefully reviewed the provisions
               ------------
of this Agreement and agree that they are fair and equitable. However, in light of the possibility of differing interpretations of law and changes in circumstances, the parties agree that if any one or more of the provisions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions of this Agreement shall, to the extent permitted by law, remain in full force and effect and shall in no way be affected, impaired or invalidated. Moreover, if any of the provisions contained in this Agreement is determined by a court of competent jurisdiction to be excessively broad as to duration, activity, geographic application or subject, it shall be construed, by limiting or reducing it to the extent legally permitted, so as to be enforceable to the extent compatible with then applicable law.

          7.8  Withholding Taxes.  All payments hereunder shall be subject to
               -----------------
any and all applicable federal, state, local and foreign withholding taxes.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    SYNETIC, INC.


                                    By: /s/ Charles A. Mele
                                       -----------------------------
                                        Name:       Charles A. Mele
                                        Title:      Vice President


                                    EXECUTIVE

                                        /s/ Kim A. Davis
                                       ------------------------------


                                    Address:

                                                                       EXHIBIT A

                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (this "Agreement") made as of November 18, 1997, between SYNETIC, INC., a Delaware corporation (the "Company"), and KIM A. DAVIS ("Optionee").

                                    RECITAL
                                    -------

          WHEREAS, pursuant to the Company's Amended and Restated 1989 Class B Stock Option Plan (the "Amended Class B Plan"; capitalized terms used herein without definition have the meanings specified in the Amended Class B Plan) and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide Optionee with an incentive to become an Employee of the Company and of Porex Corporation, a Subsidiary of the Company ("Porex"), to remain in the employ thereof, and to increase his interest in the success of, the Company, Porex and their respective Affiliates by granting to Optionee a nonqualified stock option (the "Option") to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

          WHEREAS, the grant of the Option is subject to the approval of the Amended Class B Plan by the Company's stockholders; and

          WHEREAS, the Option is intended to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                   AGREEMENTS
                                   ----------

          In consideration of the Recitals (which are incorporated by reference) and the mutual covenants of this Agreement, the Company and Optionee agree as follows:

          1.   Grant of Option.  Pursuant to a determination by the Stock Option
               ---------------
Committee of the Board of Directors of the Company (the "Board"), effective as of the date first set forth above (the "Date of Grant"), the Company hereby grants to Optionee, subject to the terms of this Agreement and the approval of the Amended Class B Plan by the Company's stockholders, the right (the "Option") to purchase 125,000 shares (the "Shares") of Common Stock under the Amended Class B Plan. In the event that such approval is not obtained, the Option shall be null and void and of no further force and effect.

          2.     Exercisability of Option.
                 ------------------------

          2.1. Subject to the terms and conditions of this Agreement (including, without limitation, Sections Section 2.2, 2.3, 2.4 and 2.5), the Option to purchase the Shares shall become exercisable in accordance with the following schedule:

                                               % of Option
                                               Exercisable (on a
                 Vesting Date                  Cumulative Basis)
                 ------------                  -----------------

                January 1, 1999                              20%

                January 1, 2000                              40%

                January 1, 2001                              60%

                January 1, 2002                              80%

                January 1, 2003                             100%


          2.2. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               2.2.1.  The tenth anniversary of the Date of Grant; or

               2.2.2.  Subject to the provisions of Sections 2.3, 2.4, 2.5 and
     2.6 below, 30 days (90 days in the case of death of Optionee or his retirement with the consent of the Company) following the date of termination of Optionee's status as an employee of the Company and its Subsidiaries for any reason in the case of the vested portion of the Option (or the date on which a portion of the Option vests pursuant to Section 2.4) and immediately following such date of termination in the case of the unvested portion of the Option; provided that if, prior to the expiration of such 30-day period, Optionee is retained as a consultant by the Company or any Subsidiary, Optionee shall be deemed to continue to be an employee of the Company or such Subsidiary for purposes of this Section 2.2 and
     Section 2.3, 2.4, 2.5 and 2.6 until 30 days following the date Optionee shall cease to be so retained, unless the Board or the Committee shall determine, in its sole discretion, that retention of Optionee as a consultant shall not be deemed to result in continuation as an employee for purposes of this Section 2.2 and Section 2.3, 2.4, 2.5 and 2.6 with respect to either (a) all Shares covered by the Option or (b) the Shares for which the Option has not yet become exercisable, pursuant to Section 2.1, as of the date of termination of employment. Any such continuation shall not be deemed the grant of a new Option. Without limiting the generality of the foregoing, termination of Optionee's employment with the Company shall not terminate the Option provided that the Optionee remains an employee of a Subsidiary.

          2.3. If Optionee's employment is terminated by the Company and its Subsidiaries for Cause (as defined in the Employment Agreement dated as of December 12, 1997 by and between Porex and Optionee (the "Porex Employment Agreement")), the Option (both vested and non-vested) shall expire on the date of termination.

          2.4. In the event that Optionee's employment with the Company is terminated (I) by the Company and its Subsidiaries without Cause or as a result of his disability (as provided in Section 4.2 of the Porex Employment Agreement), (II) by Optionee due to a material reduction in his duties or responsibilities under the Porex Employment Agreement which has not been in cured by Porex within 20 days following written notice by the Executive detailing such reduction or (III) by Optionee upon 30 days' written notice to the Company at any time after a 12-month period (or such shorter period to the extent the acquiring company does not request the services of Optionee for such 12-month period) following the occurrence of the Change in Control of Porex (as defined in the Porex Employment Agreement), any Option that has not vested as of the date of termination shall remain outstanding and continue to vest, and shall otherwise be treated for purposes of this Agreement, as if Optionee remained in the employ of the Company through the earlier of (a) the second anniversary of the date of termination or (b) the occurrence of any circumstance or event that would constitute Cause.

          2.5. Notwithstanding any other provision of this Agreement, the Committee may determine that the Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as the Committee determines, in its sole discretion, merits special consideration.

          2.6 Notwithstanding anything to the contrary contained herein, in no event shall the Option be exercisable after the expiration of ten years from the date of this Agreement.

          3.   Method of Exercise of Option.  Subject to Section 5 below, the
               ----------------------------
Option may be exercised by Optionee (or by Optionee's personal representatives or heirs at law but by no other person) as to all or (at Optionee's election) part of the Shares as to which the Option is then exercisable (that is, vested) under Section 2 by giving written notice of exercise to the Company at its principal business office, specifying the number of Shares for which the Option is exercised, accompanied by payment in full for such Shares (as determined pursuant to Section 4) together with any amount required for payroll withholding tax under all applicable federal, state or local laws or regulations. The failure to exercise the Option, in whole or in part, as to any vested exercise rights shall not constitute a waiver of these rights. The Company shall cause certificates for the Shares so purchased to be delivered to Optionee or Optionee's personal representatives or heirs at law, at its principal business office, against payment in full of the Option Price for such Shares (as defined below in Section 4), as soon as practicable following receipt of the notice of exercise and the applicable purchase price. The Option Price shall be paid in United States dollars in the form of cash, certified check or bank draft, or (if the Shares of Common Stock of the Company are then publicly traded) in fully paid Shares of Common Stock of the Company held for a period of at least six months (valued for this purpose at their then fair market value determined by the Committee), consistent with practices permitted by the Committee or a combination of the two.

          4.   Option Price.  The purchase price of the Shares covered by this
               ------------
Agreement shall be $36.50 per Share.

          5.   Non-Transferability of Option.  The Option is not assignable or
               -----------------------------
transferable except by will or by the laws of descent and distribution and the Option may not be exercised other than by Optionee or, after the death of Optionee, by Optionee's personal representative, heirs or legatees; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of the Option to Optionee's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to levy, attachment or similar process. Any attempt to assign, transfer, pledge or hypothecate the Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon the Option shall be null and void and without effect, and the Board or the Committee may, in its discretion, upon the happening of any such event, terminate the Option as of the date of such event.

          6.   No Rights Prior to Issuance of Shares.  Optionee shall have no
               -------------------------------------
rights as a stockholder with respect to the Shares covered by the Option until the date the Company has issued and delivered such Shares to Optionee, and Optionee's name shall have been entered as the stockholder of record on the books of the Company and then only as to such Shares as are actually issued and delivered to Optionee.

          7.   Restrictions on Exercise and on Common Stock.
               --------------------------------------------

          7.1. The Shares issued upon exercise of the Option shall be issued only to Optionee or a person permitted to exercise the Option pursuant to
Section 3.

          7.2 The Option shall not be exercisable unless and until (i) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the Shares and such Shares shall have been qualified under applicable state "blue sky" laws, or (ii) the Committee in its sole discretion determines that such registration and qualification is not required as a result of the availability of an exemption from such registration and qualification under such laws. The Company shall use all reasonable efforts to file a registration statement with the Securities and Exchange Commission on Form S-8 with respect to the Shares subject to the Option on or prior to the date on which such Option becomes exercisable. The Company shall have no obligation to issue any Common Stock pursuant to the exercise of the Option if the Company reasonably determines at the time of such exercise that the issuance of Common Stock at such time would violate applicable law with respect to insider trading or otherwise, or then existing policies of the Company applicable to employees of the Company or its Affiliates holding options to purchase Common Stock.

          7.3. The Company may require Optionee to represent to the Company, in writing, when the Option is exercised, that the Optionee is exercising the Option for Optionee's own account for investment only and not with a view to distribution and that Optionee will not make any sale, transfer or other disposition of any Shares purchased except (i) pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to Optionee by the Securities and Exchange Commission. The Company may require each share certificate representing Shares to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act and the provisions of the Amended Class B Plan and this Agreement. Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable at a time when the exercise thereof may result in the violation of any law or governmental order or regulation.

          8.   Right to Terminate Employment.  This Agreement does not
               -----------------------------
constitute a contract of, or an implied promise to continue, Optionee's employment or status with the Company or any Subsidiary of the Company; and nothing contained in this Agreement shall confer upon Optionee the right to continue such employment or status; nor does this Agreement affect the right of the Company or any such Subsidiary to terminate Optionee's employment at any time. Optionee shall have no rights in the benefits conferred by the Option or in any Shares except to the extent the Option is exercised while vested and prior to termination. Termination of the Option by reason of rightful termination of employment shall give no rise for any claim for damages by Optionee under this Agreement and shall be without prejudice to any rights or remedies which the Company or any Subsidiary of the Company may have against Optionee.

          9.   Taxes.  If the Company shall be required to withhold any amounts
               -----
by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to Optionee. In any event, Optionee shall either
(i) make available to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding, or (ii) to the extent permitted by the Committee, irrevocably authorize the Company to withhold from the Shares otherwise issuable to Optionee as a result of such exercise a number of Shares having a fair market value, as of the date the withholding tax obligation arises (the "Tax Date") which alone, or when added to funds paid to the Company by Optionee, equal the amount of the minimum withholding tax obligation (the "Withholding Elections") and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to Optionee. Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee. The Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of the Option.

          10.  Notices.  Each notice relating to this Agreement shall be in
               -------
writing and delivered in person or by certified mail to the proper address.
Each notice to the Company shall be addressed to it at its principal office, attention of the Chief Financial Officer, with a copy to the Company's Secretary. Each notice to Optionee (or other person or persons then entitled to exercise the Option) shall be addressed to Optionee (or such other person or persons) at Optionee's most recent address on the books of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. Each notice shall be deemed to have been given on the day it is received.

          11.  Benefits of Agreement.  This Agreement shall inure to the benefit
               ---------------------
of and be binding upon each successor of the Company. Subject to Section 5, rights granted to the Company under this Agreement shall be binding upon Optionee's personal representatives and heirs at law.

          12.  Set-off.  If at any time Optionee is indebted to the Company,
               -------
Porex or any of their respective Affiliates for any reason, the Company may in the discretion of the Board or the Committee (a) withhold from Optionee (i) following the exercise by Optionee of an Option, Shares issuable to Optionee having a Fair Market Value on the date of exercise up to the amount of indebtedness to the Company or (ii) following the sale by Optionee of Shares received pursuant to the exercise of the Option, amounts due to Optionee in connection with the sale of such Shares up to the amount of indebtedness to the Company, or (b) take any substantially similar action. The Board or the Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the taking of any action contemplated by this
Section 12.

          13.  Captions.  The captions contained in this Agreement are for
               --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          14.  Interpretation and Construction.  The Option shall be
               -------------------------------
administered by the Committee. The Committee shall have authority to interpret and construe the terms of the Option, to make all determinations necessary or advisable for the administration of the Option (including determinations relating to the delivery of Shares of Common Stock in payment of the purchase price of the Shares covered by the Option and any tax withholding obligations, subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act). The good faith interpretation and construction by the Board or by the Committee of any provision of this Agreement shall be final and conclusive and binding on the parties hereto.

          15.  Governing Law.  This Agreement shall be construed in accordance
               -------------
with and governed by the laws of the State of New Jersey without regard to any principles of conflict of laws.

          16.      Amended Class B Plan.  This Agreement, the Option and the
                   --------------------
Common Stock issued pursuant to the exercise of the Option shall be subject to the Amended Class B Plan, the terms of which are incorporated by reference herein. In the event of any inconsistency between this Agreement and the Plan, the Plan shall govern.

                                   EXECUTION
                                   ---------

          The parties signed this Agreement as of the day and year first above written, whereupon it became binding in accordance with its terms.


                                      SYNETIC, INC.


                                      By:  /s/ Anthony Vuolo
                                          ------------------
                                          Name:  Anthony Vuolo
                                          Title: Vice President and Chief
                                                   Financial Officer


                                           /s/ Kim A. Davis
                                          ------------------
                                               Kim A. Davis

                                                                       EXHIBIT B

                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (this "Agreement") made as of November 18, 1997, between SYNETIC, INC., a Delaware corporation (the "Company"), and KIM A. DAVIS ("Optionee").

                                    RECITAL
                                    -------

          WHEREAS, pursuant to the Company's Amended and Restated 1989 Class B Stock Option Plan (the "Amended Class B Plan"; capitalized terms used herein without definition have the meanings specified in the Amended Class B Plan) and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide Optionee with an incentive to become an Employee of the Company and of Porex Corporation, a Subsidiary of the Company ("Porex"), to remain in the employ thereof, and to increase his interest in the success of, the Company, Porex and their respective Affiliates by granting to Optionee a nonqualified stock option (the "Option") to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

          WHEREAS, the grant of the Option is subject to the approval of the Amended Class B Plan by the Company's stockholders; and

          WHEREAS, the Option is intended to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                   AGREEMENTS
                                   ----------

          In consideration of the Recitals (which are incorporated by reference) and the mutual covenants of this Agreement, the Company and Optionee agree as follows:

          1.   Grant of Option.  Pursuant to a determination by the Stock Option
               ---------------
Committee of the Board of Directors of the Company (the "Board"), effective as of the date first set forth above (the "Date of Grant"), the Company hereby grants to Optionee, subject to the terms of this Agreement and the approval of the Amended Class B Plan by the Company's stockholders, the right (the "Option") to purchase 125,000 shares (the "Shares") of Common Stock under the Amended Class B Plan. In the event that such approval is not obtained, the Option shall be null and void and of no further force and effect.

          2.     Exercisability of Option.
                 ------------------------

          2.1. Subject to the terms and conditions of this Agreement (including, without limitation, Sections 2.2, 2.3, 2.4 and 2.5), the Option to purchase the Shares shall become exercisable on November 1, 2007; provided, however, that in the event that (i) an initial public offering under the Securities Act of 1933, as amended (the "Securities Act") of the common stock of Porex shall not have occurred on or prior to the dates specified in the table below and (ii) the Executive has not been granted the options to purchase common stock of Porex as contemplated in Section 5 of the Employment Agreement dated as of December 12, 1997 by and between Porex and Optionee (the "Porex Employment Agreement"), the specified portion of the Option set forth opposite such date shall become exercisable:

                                               % of Option
                                               Exercisable (on a
                 Vesting Date                  Cumulative Basis)
                 ------------                  -----------------

                January 1, 1999                             20%

                January 1, 2000                             40%

                January 1, 2001                             60%

                January 1, 2002                             80%

                January 1, 2003                            100%


          2.2. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               2.2.1.  The tenth anniversary of the Date of Grant; or

               2.2.2.  Subject to the provisions of Sections 2.3, 2.4, 2.5 and
     2.6 below, 30 days (90 days in the case of death of Optionee or his retirement with the consent of the Company) following the date of termination of the Employment Agreement dated as of December 12, 1997 by and between the Company and the Optionee (notwithstanding that the Optionee may remain an employee of Synetic or Porex) for any reason in the case of the vested portion of the Option (or the date on which a portion of the Option vests pursuant to Section 2.4) and immediately following such date of termination in the case of the unvested portion of the Option; provided that if, prior to the expiration of such 30-day period, Optionee is retained as a consultant by the Company, Optionee shall be deemed to continue to be an employee of the Company for purposes of this Section 2.2 and Section 2.3, 2.4, 2.5 and 2.6 until 30 days following the date Optionee shall cease to be so retained, unless the Board or the Committee shall determine, in its sole discretion, that retention of Optionee as a consultant shall not be deemed to result in continuation as an employee for purposes of this Section 2.2 and Section 2.3, 2.4, 2.5 and 2.6 with respect to either (a) all Shares covered by the Option or (b) the Shares for which the Option has not yet become exercisable, pursuant to Section 2.1, as of the date of termination of employment. Any such continuation shall not be deemed the grant of a new Option.

          2.3. If Optionee's employment is terminated by the Company and its Subsidiaries for Cause (as defined in the Porex Employment Agreement, the Option (both vested and non-vested) shall expire on the date of termination.

          2.4. In the event that Optionee's employment with the Company is terminated (I) by the Company and its Subsidiaries without Cause or as a result of his disability (as provided in Section 4.2 of the Porex Employment Agreement), (II) by Optionee due to a material reduction in his duties or responsibilities under the Porex Employment Agreement which has not been in cured by Porex within 20 days following written notice by the Executive detailing such reduction or (III) by Optionee upon 30 days' written notice to the Company at any time after a 12-month period (or such shorter period to the extent the acquiring company does not request the services of Optionee for such 12-month period) following the occurrence of the Change in Control of Porex (as defined in the Porex Employment Agreement), any Option that has not vested as of the date of termination shall remain outstanding and continue to vest, and shall otherwise be treated for purposes of this Agreement, as if Optionee remained in the employ of the Company through the earlier of (a) the second anniversary of the date of termination or (b) the occurrence of any circumstance or event that would constitute Cause.

          2.5. Notwithstanding any other provision of this Agreement, the Committee may determine that the Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as the Committee determines, in its sole discretion, merits special consideration.

          2.6 Notwithstanding anything to the contrary contained herein, in no event shall the Option be exercisable after the expiration of ten years from the date of this Agreement.

          3.   Method of Exercise of Option.  Subject to Section 5 below, the
               ----------------------------
Option may be exercised by Optionee (or by Optionee's personal representatives or heirs at law but by no other person) as to all or (at Optionee's election) part of the Shares as to which the Option is then exercisable (that is, vested) under Section 2 by giving written notice of exercise to the Company at its principal business office, specifying the number of Shares for which the Option is exercised, accompanied by payment in full for such Shares (as determined pursuant to Section 4) together with any amount required for payroll withholding tax under all applicable federal, state or local laws or regulations. The failure to exercise the Option, in whole or in part, as to any vested exercise rights shall not constitute a waiver of these rights. The Company shall cause certificates for the Shares so purchased to be delivered to Optionee or Optionee's personal representatives or heirs at law, at its principal business office, against payment in full of the Option Price for such Shares (as defined below in Section 4), as soon as practicable following receipt of the notice of exercise and the applicable purchase price. The Option Price shall be paid in United States dollars in the form of cash, certified check or bank draft, or (if the Shares of Common Stock of the Company are then publicly traded) in fully paid Shares of Common Stock of the Company held for a period of at least six months (valued for this purpose at their then fair market value determined by the Committee), consistent with practices permitted by the Committee or a combination of the two.

          4.   Option Price.  The purchase price of the Shares covered by this
               ------------
Agreement shall be $36.50 per Share.

          5.   Non-Transferability of Option.  The Option is not assignable or
               -----------------------------
transferable except by will or by the laws of descent and distribution and the Option may not be exercised other than by Optionee or, after the death of Optionee, by Optionee's personal representative, heirs or legatees; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of the Option to Optionee's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. Without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as permitted in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to levy, attachment or similar process. Any attempt to assign, transfer, pledge or hypothecate the Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon the Option shall be null and void and without effect, and the Board or the Committee may, in its discretion, upon the happening of any such event, terminate the Option as of the date of such event.

          6.   No Rights Prior to Issuance of Shares.  Optionee shall have no
               -------------------------------------
rights as a stockholder with respect to the Shares covered by the Option until the date the Company has issued and delivered such Shares to Optionee, and Optionee's name shall have been entered as the stockholder of record on the books of the Company and then only as to such Shares as are actually issued and delivered to Optionee.

          7.   Restrictions on Exercise and on Common Stock.
               --------------------------------------------

          7.1. The Shares issued upon exercise of the Option shall be issued only to Optionee or a person permitted to exercise the Option pursuant to
Section 3.

          7.2 The Option shall not be exercisable unless and until (i) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the Shares and such Shares shall have been qualified under applicable state "blue sky" laws, or (ii) the Committee in its sole discretion determines that such registration and qualification is not required as a result of the availability of an exemption from such registration and qualification under such laws. The Company shall use all reasonable efforts to file a registration statement with the Securities and Exchange Commission on Form S-8 with respect to the Shares subject to the Option on or prior to the date on which such Option becomes exercisable. The Company shall have no obligation to issue any Common Stock pursuant to the exercise of the Option if the Company reasonably determines at the time of such exercise that the issuance of Common Stock at such time would violate applicable law with respect to insider trading or otherwise, or then existing policies of the Company applicable to employees of the Company or its Affiliates holding options to purchase Common Stock.

          7.3. The Company may require Optionee to represent to the Company, in writing, when the Option is exercised, that the Optionee is exercising the Option for Optionee's own account for investment only and not with a view to distribution and that Optionee will not make any sale, transfer or other disposition of any Shares purchased except (i) pursuant to a registration statement filed under the Securities Act, which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to Optionee by the Securities and Exchange Commission. The Company may require each share certificate representing Shares to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act and the provisions of the Amended Class B Plan and this Agreement. Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable at a time when the exercise thereof may result in the violation of any law or governmental order or regulation.

          8.   Right to Terminate Employment.  This Agreement does not
               -----------------------------
constitute a contract of, or an implied promise to continue, Optionee's employment or status with the Company or any Subsidiary of the Company; and nothing contained in this Agreement shall confer upon Optionee the right to continue such employment or status; nor does this Agreement affect the right of the Company or any such Subsidiary to terminate Optionee's employment at any time. Optionee shall have no rights in the benefits conferred by the Option or in any Shares except to the extent the Option is exercised while vested and prior to termination. Termination of the Option by reason of rightful termination of employment shall give no rise for any claim for damages by Optionee under this Agreement and shall be without prejudice to any rights or remedies which the Company or any Subsidiary of the Company may have against Optionee.

          9.   Taxes.  If the Company shall be required to withhold any amounts
               -----
by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to Optionee. In any event, Optionee shall either
(i) make available to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding, or (ii) to the extent permitted by the Committee, irrevocably authorize the Company to withhold from the Shares otherwise issuable to Optionee as a result of such exercise a number of Shares having a fair market value, as of the date the withholding tax obligation arises (the "Tax Date") which alone, or when added to funds paid to the Company by Optionee, equal the amount of the minimum withholding tax obligation (the "Withholding Elections") and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to Optionee. Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee. The Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of the Option.

          10.  Notices.  Each notice relating to this Agreement shall be in
               -------
writing and delivered in person or by certified mail to the proper address.
Each notice to the Company shall be addressed to it at its principal office, attention of the Chief Financial Officer, with a copy to the Company's Secretary. Each notice to Optionee (or other person or persons then entitled to exercise the Option) shall be addressed to Optionee (or such other person or persons) at Optionee's most recent address on the books of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. Each notice shall be deemed to have been given on the day it is received.

          11.  Benefits of Agreement.  This Agreement shall inure to the benefit
               ---------------------
of and be binding upon each successor of the Company. Subject to Section 5, rights granted to the Company under this Agreement shall be binding upon Optionee's personal representatives and heirs at law.

          12.  Set-off.  If at any time Optionee is indebted to the Company,
               -------
Porex or any of their respective Affiliates, the Company may in the discretion of the Board or the Committee (a) withhold from Optionee (i) following the exercise by Optionee of an Option, Shares issuable to Optionee having a Fair Market Value on the date of exercise up to the amount of indebtedness to the Company or (ii) following the sale by Optionee of Shares received pursuant to the exercise of the Option, amounts due to Optionee in connection with the sale of such Shares up to the amount of indebtedness to the Company, or (b) take any substantially similar action. The Board or the Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the taking of any action contemplated by this Section 12.

          13.  Captions.  The captions contained in this Agreement are for
               --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          14.  Interpretation and Construction.  The Option shall be
               -------------------------------
administered by the Committee. The Committee shall have authority to interpret and construe the terms of the Option, to make all determinations necessary or advisable for the administration of the Option (including determinations relating to the delivery of Shares of Common Stock in payment of the purchase price of the Shares covered by the Option and any tax withholding obligations, subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act). The good faith interpretation and construction by the Board or by the Committee of any provision of this Agreement shall be final and conclusive and binding on the parties hereto.

          15.  Governing Law.  This Agreement shall be construed in accordance
               -------------
with and governed by the laws of the State of New Jersey without regard to any principles of conflict of laws.

          16.      Amended Class B Plan.  This Agreement, the Option and the
                   --------------------
Common Stock issued pursuant to the exercise of the Option shall be subject to the Amended Class B Plan, the terms of which are incorporated by reference herein. In the event of any inconsistency between this Agreement and the Plan, the Plan shall govern.

                                   EXECUTION
                                   ---------

          The parties signed this Agreement as of the day and year first above written, whereupon it became binding in accordance with its terms.


                                      SYNETIC, INC.


                                      By:  /s/ Anthony Vuolo
                                          --------------------
                                          Name:  Anthony Vuolo
                                          Title: Vice President and Chief
                                                   Financial Officer


                                           /s/ Kim A. Davis
                                          --------------------
                                               Kim A. Davis